Exhibit 99.1

Sizzle Acquisition Corp. Completes Business Combination with Critical Metals Corp.

Critical Metals Corp. Common Stock to Trade on Nasdaq on February 28, 2024 under the Symbol “CRML”; Agreement with Global Automotive Powerhouse, BMW, Secured

PERTH, Australia & WASHINGTON, D.C. – February 27, 2024 – Sizzle Acquisition Corp. (Nasdaq: SZZL) (“Sizzle”) and European Lithium Ltd (ASX: EUR) (“European Lithium”), a mineral exploration company, today announced that the Business Combination (the “Business Combination”) to form Critical Metals Corp. (“Critical Metals” or the “Company”) has been completed. Critical Metals will be focused on mining key metals and minerals, and producing strategic products that are essential to the future of electrification and next-generation technologies. The Business Combination was approved by Sizzle stockholders on February 22, 2024.

In connection to the completion of the Business Combination, Critical Metals’ ordinary shares will begin trading on Nasdaq under the ticker symbol “CRML” on February 28, 2024. Critical Metals’ Executive Chairman, Tony Sage, and Critical Metals’ CEO, Dietrich Wanke, and the rest of the current management team are expected to continue to lead the Company.

Critical Metals expects to raise significant funds to support the advancement of construction and commissioning for its initial flagship asset, the Wolfsberg Project in Austria (the “Project”), Europe’s first fully permitted lithium mine. The funding includes the previously disclosed subscription agreements that Critical Metals and Sizzle entered into with three accredited PIPE investors to secure a $10 million investment.

“We are thrilled to complete our transaction with Sizzle and list Critical Metals as a company focused on supporting the transition to an electric future and next-generation technologies with strategic resources. This transaction supports the development of a foundational lithium asset for Europe’s green energy transition on Nasdaq,” said Mr. Sage. “I want to extend our gratitude to our partners at Sizzle and our European Lithium stockholders who helped us through this journey and for their continued support of our vision. With the funds raised in the process and with access to capital markets in the United States, Critical Metals is now well positioned to become a key supplier for the lithium-ion battery supply chain in Europe. We look forward to advancing the Wolfsberg Project as we prepare to produce strategic lithium products at scale in the coming years.”

“Critical Metals, through its initial flagship asset, the Wolfsberg Lithium Project, addresses a crucial gap in the need for local supply sources of lithium products to support the electric vehicle market and transition to clean energy in Europe,” added Carolyn Trabuco, Director of Sizzle and member of the Board of Directors of Critical Metals Corp. “The Wolfsberg Project is a strategic hard rock asset and is ideally positioned in the heart of the region’s battery supply chain with easy access to transportation outlets. I am excited for Critical Metals’ future success as a U.S.-listed public company and look forward to continuing to work closely with Tony and the team to execute on the many opportunities in essential metals that are in front of us.”

“In addition to advancing our plans at our Wolfsberg Project, we are also evaluating additional assets across a variety of sectors in the strategic resources space to bring under the Critical Metals banner,” continued Mr. Sage.

Additional information regarding the closing of the Business Combination will be included in a current report on Form 8-K to be filed by Sizzle Acquisition Corp. with the Securities and Exchange Commission.

About Sizzle Acquisition Corp.

Sizzle is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Sizzle is led by Chairman and CEO Steve Salis and Vice Chairman Jamie Karson. In addition, Sizzle’s board of directors is comprised of: Steve Salis, Jamie Karson, Carolyn Trabuco, Karen Kelley, David Perlin and Warren Thompson; and board advisors are comprised of: Rick Camac, Kevin Mulcahey and Geovannie Concepcion.

About Critical Metals Corp.

Critical Metals (Nasdaq: CRML) is a leading mining company focused on mining critical metals and minerals, and producing strategic products essential to electrification and next generation technologies for Europe and its partners. Its initial flagship asset is the Wolfsberg Lithium Project located in Carinthia, 270 km south of Vienna, Austria. The Wolfsberg Lithium Project is the first fully permitted mine in Europe and is strategically located with access to established road and rail infrastructure to become the next major producer of key lithium products to support the growing demand for electric vehicles (EVs) and Europe’s burgeoning lithium-ion battery supply chain. In addition, Critical Metals owns a 20% interest in prospective Austrian mineral projects previously held by European Lithium Ltd (ASX: EUR). For more information, please visit https://criticalmetalscorp.com/.

Advisors

Jett Capital Advisors, LLC acted as exclusive financial advisor to European Lithium; White & Case LLP acted as U.S. legal advisor to European Lithium. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as exclusive financial advisor to Sizzle; Cohen & Company Capital Markets and Jett Capital Advisors acted as joint placement agents and capital markets advisors in the PIPE financing; Ellenoff, Grossman & Schole LLP acted as legal advisor to Sizzle.

Forward Looking Statements

Certain statements in this press release (“Press Release”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Critical Metals. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the future financial performance of Critical Metals; the growing global market demand for lithium-ion batteries and their raw materials; Critical Metals’ liquidity requirements and capital resources; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Sizzle, European Lithium or EUR BVI or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the effect of the Business Combination on Critical Metals’ business relationships, operating results, current plans and operations; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Critical Metals to grow and manage growth profitably; the possibility that Critical Metals may be adversely affected by other economic, business, and/or competitive factors; Critical Metals’ estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth; Critical Metals’ ability to execute on its business plans and strategy; and those risks and uncertainties discussed in the Form F-4 (as amended) filed by Critical Metals with the Securities and Exchange Commission under the heading “Risk Factors” and the other documents filed, or to be filed, by Critical Metals with the SEC.

Other unknown or unpredictable factors also could have material adverse effects on the Critical Metals’ future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can Critical Metals assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Critical Metals has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov.

Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Critical Metals assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

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